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Semi-Annual Report
June 30, 1998 (unaudited)

Firsthand                  1998
                           Q2

"We see those of experience succeeding more than those who have theory without experience. The reason for this is that experience is knowledge of particulars... and actions, and the effects produced, are all concerned with the particular."

Aristotle

Our Newest Fund:
         The Technology Innovators Fund

Technology is an often volatile industry. Perhaps the most volatile area within technology is comprised of those companies at the forefront, fighting to create products which will dictate either the evolution of or a revolution within the industry.

From these "innovators" will arise the next Microsoft or Intel. They will also produce a large number of false starts and failed ventures. While poor security selection in this segment is punished harshly, the potential upside is too great to ignore.

Typical financial analysis alone will not ascertain whose technologies will be accepted by the market, whose competitors will beat them to the punch and whose endeavors are doomed to failure. That requires firsthand industry experience, understanding of the underlying technology and frequent correspondence with industry professionals positioned to evaluate the opportunity and likelihood of success of each company.

ON MAY 20, 1998, WE OPENED THE TECHNOLOGY INNOVATORS FUND.

Electronic
         Technology Summary

It was the best of times, it was the worst of times. While the Internet was red hot, Asia remained stone cold. Usually a mixed bag, the performances of technology companies (and technology stocks) have diverged more sharply than ever this year.

The second quarter showed a continuation of the trend established in Q1: strong leadership from the large-cap names and astounding appreciation for the Internet darlings.

As the table at right shows, the broad market averages were up modestly for the quarter. Interestingly, the real story lies in the observation that a few large cap stocks lifted those numbers higher in spite of the rest. On the NASDAQ, for instance, the five leaders (Cisco, Dell, Intel, Microsoft and WorldCom) comprise such a large percentage of total capitalization that they had the power to propel the index to record highs while surprisingly many stocks lost money during the quarter.

Although quite a bit has been written and said about Internet stocks recently, this bears repeating: The recent run-up in Internet stocks has been amazing. Technology stock valuations usually reflect a blend of optimism and skepticism, but our read on current valuations is that they reflect much of the Internet's promise, and very little fear.

Communications infrastructure, our favorite group, did relatively well. Although these stocks have a much lower profile than the Internet darlings, we are much more comfortable with the valuations, and observe that they are riding the same wave.

The Asian financial crisis continued its chilling effect on several technology markets, most notably Semiconductor Capital Equipment and Wireless Communications. The general Semiconductor and PC markets were also hurt, though less severely. Clearly, the contrast between winners and losers has never been more vivid as its ever been.

Firsthand

Performance Summary

(total returns as of 06/30/98)

                                                            Average annual total
                   Q2'98        YTD'98        1 year      return since inception
                                                           (05/20/94--06/30/98)
--------------------------------------------------------------------------------
TVF               -5.25%         9.52%        -2.36%              38.15%

DJIA               2.14%        14.14%        18.71%              26.24%

S&P 500            3.30%        17.71%        30.16%              27.53%

NASDAQ
  Composite        3.32%        20.91%        31.94%              26.71%

                                                             Cumulative total
                   Q2'98        YTD'98        1 year      return since inception
                                                           (12/10/97--06/30/98)
--------------------------------------------------------------------------------
TLF                5.99%        28.30%          n/a               29.20%

MSF              -19.74%       -15.61%          n/a              -14.60%

DJIA               2.14%        14.14%          n/a               12.27%

S&P 500            3.30%        17.71%          n/a               17.19%

NASDAQ
  Composite        3.32%        20.91%          n/a%              17.21%


                                                             Cumulative total
                   Q2'98        YTD'98        1 year      return since inception
                                                           (05/20/97--06/30/98)
--------------------------------------------------------------------------------
TIF                  n/a           n/a           n/a              10.30%

DJIA                 n/a           n/a           n/a              -0.93%

S&P 500              n/a           n/a           n/a               2.35%

NASDAQ
  Composite          n/a           n/a           n/a               2.70%

Returns assume reinvestment of dividends and distributions. Past performance is no guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Ghere are certain risks associated with investments in the technology and medical industries, such as the risk that the product and services of companies in those industries are subject to rapid obsolescence caused by scientific developments and technological advances. Please read the prospectus carefully before investing.

                                                          Semi-Annual Report | 2

Medical
         Technology Summary

Large-cap medical stocks continued to outperform the small-cap stocks in the second quarter. The bright spots in the medical stock universe were all large, well-established companies with dominant market positions: Guidant, Arterial Vascular Engineering, Boston Scientific and Medtronic. Small-caps were punished, in many cases, despite good progress. The disparity in valuations between large-cap and small-cap stocks is now as large as we've ever seen. The market now accords a high premium to current earnings, while earnings potential, no matter how great, is heavily discounted.

With P/Es over 50 now common for the biggest companies in the medical device industry, valuations have reached a level that can be sustained only with years of strong earnings growth. Since the market seems to already be paying for strong performance over the next several years, it seems to be an appropriate time to be selling those stocks where strong corporate performance for the next few years is not assured.

This is the main reason why the Technology Value Fund sold its entire position in Medtronic during the second quarter. Although Medtronic is an extremely well managed company, its P/E (trailing twelve-month) of 65 leaves management with little room for error. Medtronic stock may still appreciate if management can deliver strong earnings growth. However, Medtronic has grown increasingly dependent on the pacemaker business, which it dominates. Efforts to expand into cardiac surgical devices, stents and angioplasty catheters have been only moderately successful. Medtronic is still a company that we may want to be invested in over the long term. When the P/E ratio returns to a more reasonable level, either through a price decline or an earnings increase, we will consider reinvesting.

We don't believe the large-cap medical stocks will not continue to outperform the small-cap stocks indefinitely. If the medical industry

Firsthand
performs well, we believe the small-cap stocks will eventually be acknowledged as the better values. If the industry weakens, the large-cap stocks seem more vulnerable than the small-caps. In both scenarios, we think the small-cap stocks hold the better risk/reward profile. A consequence of the rebalancing strategy of selling high P/E large-cap medical stocks is that our turnover rates have increased to a higher level than usual while we are repositioning the portfolios.

This quarter has been particularly hard on companies that are not yet generating significant earnings. Centocor, a stock in which we increased our holdings this quarter, is a good example. Second quarter sales of Reopro, Centocor's primary drug, grew 44% over the first quarter on the strength of clinical data which showed that the drug could cut the mortality rate of angioplasty roughly in half. During the quarter, Centocor also won an FDA advisory panel's unanimous recommendation to approve a second drug. FDA approval of the new drug is expected shortly, yet Centocor's stock price declined this quarter.

Stock prices of companies that do not yet generate significant earnings can be as volatile as the market is fickle. But the market is usually quick to recognize the value created at significant milestones. It is rare that a positive FDA-panel recommendation and a strong sales increase do not drive the stock price higher. That such positive results have not driven Centocor higher reflects an unusually high degree of market pessimism. However, if sales continue to grow at this quarter's pace, the company will start to report significant earnings which the market, as previously noted, will now accord a high premium.

The decision to reduce our holdings of large-cap medical stocks has hurt our performance this quarter. At present, one could argue that we was a little early in making this decision, but we hope you agree that it was the right decision for the long term.

                                                          Semi-Annual Report | 4

[GRAPHIC]

Firsthand

Technology Value Fund

Medical Specialists Fund

Technology Leaders Fund

Technology Innovators Fund

                                                          Semi-Annual Report | 6

Technology Value Fund
Performance & Portfolio Discussion
--------------------------------------------------------------------------------

By any measure, second quarter performance was poor. In a quarter when the market indices were up 2-3%, and the average Science & Technology fund was up 2.4%, TVF lost 5.2%. Although the year-to-date performance of 9.5% appears respectable, the Fund still under-performed the broad market indices and most of its peer group.

In short, TVF posted an average Q1, followed by a poor Q2. And though a 9.5% gain in six months can hardly be called disastrous, the Fund's performance is clearly below everyone's expectations.

The accompanying pie chart shows the Fund's mid-year holdings. Note that we have elected to break out the Fund's medical holdings in greater detail than in the past.

The Semiconductor share remained essentially unchanged at 42.5%. Gains in PMC-Sierra, Vitesse and Level One were off-set by losses in Celeritek and Adaptec.

Relative Performance:
         TVF vs. Market Indices

[GRAPHIC OMITTED]

Hypothetical $10,000 Investment at Inception

                                   TVF         DJIA      NASDAQ     S&P 500
05/20/94  -   05/31/94         $ 10,040     $ 10,004    $ 10,108    $ 10,013
06/01/94  -   06/30/94         $  9,190     $  9,666    $  9,706    $  9,768
07/01/94  -   07/30/94         $  9,430     $ 10,045    $  9,929    $ 10,088
08/01/94  -   08/30/94         $ 10,510     $ 10,489    $ 10,527    $ 10,502
09/01/94  -   09/30/94         $ 11,200     $ 10,320    $ 10,510    $ 10,246
10/01/94  -   10/30/94         $ 12,170     $ 10,504    $ 10,690    $ 10,475
11/01/94  -   11/30/94         $ 11,830     $ 10,094    $ 10,316    $ 10,094
12/01/94  -   12/30/94         $ 12,530     $ 10,372    $ 10,339    $ 10,244
01/01/95  -   01/30/95         $ 12,412     $ 10,407    $ 10,386    $ 10,509
02/01/95  -   02/28/95         $ 13,215     $ 10,905    $ 10,926    $ 10,919
03/01/95  -   03/30/95         $ 13,333     $ 11,325    $ 11,260    $ 11,241
04/01/95  -   04/30/95         $ 14,436     $ 11,778    $ 11,634    $ 11,572
05/01/95  -   05/30/95         $ 14,543     $ 12,217    $ 11,930    $ 12,034
06/01/95  -   06/30/95         $ 15,742     $ 12,487    $ 12,890    $ 12,314
07/01/95  -   07/30/95         $ 17,980     $ 12,913    $ 13,832    $ 12,722
08/01/95  -   08/30/95         $ 19,212     $ 12,691    $ 14,103    $ 12,754
09/01/95  -   09/30/95         $ 20,679     $ 13,206    $ 14,435    $ 13,293
10/01/95  -   10/30/95         $ 20,047     $ 13,122    $ 14,335    $ 13,245
11/01/95  -   11/30/95         $ 20,294     $ 14,053    $ 14,663    $ 13,827
12/01/95  -   12/30/95         $ 20,194     $ 14,194    $ 14,577    $ 14,093
01/01/96  -   01/30/96         $ 20,063     $ 14,976    $ 14,687    $ 14,573
02/01/96  -   02/29/96         $ 21,454     $ 15,274    $ 15,255    $ 14,708
03/01/96  -   03/30/96         $ 21,585     $ 15,581    $ 15,273    $ 14,849
04/01/96  -   04/30/96         $ 26,984     $ 15,539    $ 16,513    $ 15,068
05/01/96  -   05/30/96         $ 30,751     $ 15,801    $ 17,251    $ 15,457
06/01/96  -   06/30/96         $ 27,970     $ 15,855    $ 16,444    $ 15,516
07/01/96  -   07/30/96         $ 26,316     $ 15,519    $ 14,997    $ 14,830
08/01/96  -   08/30/96         $ 27,400     $ 15,817    $ 15,845    $ 15,143
09/01/96  -   09/30/96         $ 30,291     $ 16,594    $ 17,035    $ 15,996
10/01/96  -   10/30/96         $ 29,251     $ 17,023    $ 16,962    $ 16,437
11/01/96  -   11/30/96         $ 32,786     $ 18,470    $ 17,952    $ 17,679
12/01/96  -   12/30/96         $ 32,422     $ 18,293    $ 17,934    $ 17,329
01/01/97  -   01/30/97         $ 34,915     $ 19,337    $ 19,170    $ 18,411
02/01/97  -   02/28/97         $ 31,886     $ 19,579    $ 18,189    $ 18,556
03/01/97  -   03/30/97         $ 29,438     $ 18,771    $ 16,980    $ 17,793
04/01/97  -   04/30/97         $ 31,039     $ 19,998    $ 17,532    $ 18,856
05/01/97  -   05/30/97         $ 38,053     $ 20,972    $ 19,484    $ 20,004
06/01/97  -   06/30/97         $ 38,713     $ 21,974    $ 20,075    $ 20,900
07/01/97  -   07/30/97         $ 43,857     $ 23,565    $ 22,195    $ 22,563
08/01/97  -   08/30/97         $ 42,281     $ 21,898    $ 22,110    $ 21,299
09/01/97  -   09/30/97         $ 42,466     $ 22,855    $ 23,487    $ 22,465
10/01/97  -   10/30/97         $ 38,142     $ 21,418    $ 22,211    $ 21,715
11/01/97  -   11/30/97         $ 37,311     $ 22,576    $ 22,316    $ 22,720
12/01/97  -   12/30/97         $ 34,519     $ 22,854    $ 21,907    $ 23,110
01/01/98  -   01/30/98         $ 35,791     $ 22,857    $ 22,597    $ 23,366
02/01/98  -   02/28/98         $ 39,036     $ 24,769    $ 24,714    $ 25,051
03/01/98  -   03/31/98         $ 39,897     $ 25,538    $ 25,636    $ 26,334
04/01/98  -   04/30/98         $ 42,666     $ 26,314    $ 26,093    $ 26,599
05/01/98  -   05/31/98         $ 36,995     $ 25,902    $ 24,843    $ 26,142
06/01/98  -   06/30/98         $ 37,802     $ 26,085    $ 26,461    $ 27,204

Past performance is no guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
Fund Holdings by Sector*

[GRAPHIC OMITTED]

Cash                            2.1%
Semiconductors                 42.5%
Semi. Cap. Equip.               5.4%
EDA                            10.1%
Other Electronics               3.5%
Biotech                        12.1%
Health Svcs.                    5.8%
Card. Med. Devices             17.8%
Other Medical                   0.7%

* Based on percentage of net assets as of June 30, 1998 (cash number net of payables and receivables)

The Semiconductor Capital Equipment weighting fell from 7.4% to 5.4% as Cymer and IPEC fell on news that the current industry slowdown was more severe than previously thought.

We added Aspec to our Electronic Design Automation (EDA)_holdings, increasing that sector's weighting from 6.8% to 10.1%.

The Biotech weighting was 12.1%. We increased our investment in Centocor and added Medco Research to our portfolio.

Health Services comprised 5.8% of the Fund. HCIA returned to profitability this quarter and Mariner Health Group announced a merger with Paragon Health (PGN). We sold almost 40% of our position in Mariner following the announcement. We also sold our position in Medcath after management announced their intention to take the company private.

The Cardiac Medical Devices weighting was 17.8%. Arterial Vascular Engineering and Guidant were added to the Fund (see the Medical Specialists discussion for the reasons.) We closed out our positions in Medtronic and Heartport.

The Fund's 2.1% cash position is down slightly from last quarter's 2.6%.

                                                          Semi-Annual Report | 8

Medical Specialists Fund
Performance & Portfolio Discussion
--------------------------------------------------------------------------------

The Medical Specialists Fund (MSF) had a terrible second quarter, losing 19.7%. In the second quarter, small-cap stocks not only failed to keep up with their large-cap siblings (as in the first quarter), they declined.

Given the poor performance this quarter, many of you have asked for more information about the Fund's recent investments so you can decide whether you are comfortable with the Fund's investment approach for the long-term. The Fund's most significant decisions this quarter were to buy Arterial Vascular Engineering (AVEI) and Medco Research (MRE) and to close out our positions in Heartport (HRPT) and Neopath (NPTH).

AVEI, the stock with the single largest weighting in the portfolio, was added in the second quarter. AVEI was the single largest position on the medical side of the Technology Value Fund for most of 1997.

Relative Performance:
         MSF vs. Market Indices

[GRAPHIC OMITTED]

Hypothetical $10,000 Investment at Inception

                                 MSF        DJIA       NASDAQ      S&P 500
                             $ 10,000    $ 10,000     $ 10,000     $ 10,000
12/10/97     12/31/97        $ 10,120    $  9,836     $  9,695     $  9,955
01/01/98     01/31/98        $ 10,060    $  9,837     $ 10,000     $ 10,065
02/01/98     02/28/98        $ 10,580    $ 10,660     $ 10,936     $ 10,791
03/01/98     03/31/98        $ 10,641    $ 10,991     $ 11,345     $ 11,344
04/01/98     04/30/98        $  9,461    $ 11,326     $ 11,547     $ 11,458
05/01/98     05/31/98        $  8,430    $ 11,148     $ 10,993     $ 11,261
06/01/98     06/30/98        $  8,540    $ 11,227     $ 11,710     $ 11,718

Past performance is no guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
Fund Holdings by Sector*

[GRAPHIC OMITTED]

Cash                            7.1%
Biotech                        31.2%
OB/GYN                          4.9%
Health Services                 5.1%
Card. Med. Devices             49.5%
Other Med. Devices              2.2%

* Based on percentage of net assets as of June 30, 1998 (cash number net of payables and receivables)

We sold it at about $30 in the fourth quarter of 1997 when the P/E ratio exceeded 70. In the first quarter of 1998 AVEI reported earnings per share of $0.64 vs. $0.07 last year -- more than a 9-fold increase. On an annualized basis, AVEI looked to be on track to earn $2.56 for the year, assuming no additional growth in earnings. With the stock hovering around $35, it was trading at an attractive run-rate P/E ratio of 14.

It is very rare for the market to price companies that grow earnings at 900% per year at a run-rate P/E of 14. We started buying in the low $30s and kept buying as the stock dipped into the high $20s. For the second quarter of 1998, AVEI reported earnings of $0.90 per share. The stock is now trading in the high $30s.

MRE is an emerging pharmaceutical company focusing on Adenosine-based products. The company earned $1.41 per share for the past 12 months and $0.48 for the second quarter; it trades now at roughly $23. This gives it a trailing twelve-month P/E of approximately 17 and a run-rate P/E of about 12. After netting out the effect of some one-time licensing revenues, earnings for the second quarter were $0.35 per share, 59% over last year.

                                                         Semi-Annual Report | 10

By way of comparison, the bigger large-cap pharmaceutical companies (Warner Lambert, Pfizer, Merck, and others) are trading at trailing twelve-month P/Es ranging from 27 to 64. The Fund bought its initial position at about $21 and recently increased its position at $23.

Heartport has been a heart-breaking stock. we initially thought that their patents would protect them from competition and thereby provide a solid base of value. However, the Heartport system has proven to be more difficult to train physicians to use than anticipated.

Heartport is attacking the problem by providing intensive training, and by making "ease of use" a priority in their next generation products. These are the right things for the company to do, but neither is a quick solution. Even though the stock has dropped significantly since we sold it, we would not consider investing in it again until these basic problems are fixed.

Neopath got FDA approval to sell its automated pap-smear reader as a primary scanner in the second quarter. This should greatly change the economics of their business. Neopath's customers can now use the device to free up their human technicians so they can concentrate their time on the more difficult cases requiring judgement.

Even though Neopath reported a 92% increase in sales for the 2nd quarter 1998 over 1997, the company's net loss hardly improved and gross margins declined. In my experience, companies that grow sales by cutting margins are generally not strong businesses. We got out of Neopath at about $13; slightly less than we paid for it. It now trades at under $7.

The pie chart on the previous page shows MSF's holdings by sector as of the quarter end. The biggest change from last quarter is the increased weighting in Cardiac Medical Devices, which now accounts for 49.5% of the Fund versus about 34% last quarter. The increase is almost all due to the purchase of AVEI.

TELL US YOUR FIRSTHAND EXPERIENCES.

We are currently looking at the physician practice management (PPM) industry. For the first time in nearly 2 years, these companies may be priced attractively. If you have firsthand experience in dealing with any of the companies in the accompanying table, we would like to hear about it.

Firsthand

--------------------------------------------------------------------------------
                    Physician Practice Management Companies
                    ---------------------------------------
                    Phycor                             PHYC

                    American Oncology Resources        AORI

                    Pediatrix Medical Group             PDX

                    Medpartners                         MDM

                    Orthodontic Centers of America      OCA


Over the last decade, many of the reforms instituted to control medical costs have had adverse consequences for physicians. For example, after the last
Medicare reform, reimbursement rates for many procedures were set so low that physicians are literally "working for free" after deducting the full costs of running their practices.

THE BASIC CONCEPT OF A PPM IS TO COMBINE ENOUGH PHYSICIANS TO:

1. Enable the group to negotiate better terms with the various healthcare payors
- HMOs, Medicare, insurance companies, etc.

2. Reduce the overhead of running a medical practice through economies of scale in purchasing, administrative and MIS services.

PPMs combine physicians by buying their practices. Physicians are paid a lump sum in exchange for their practice's assets and the right to receive between 12%
- 17% of net income (usually for 40 years).

The main issue for this industry is whether physicians feel that the PPMs have earned their 12% - 17% of net income by negotiating better prices and terms with the healthcare payors, and/or reducing the practice's overhead. If PPMs really can improve the economics of a medical practice by more than enough to cover their percentage of net income, then the industry is on solid ground and the stocks are good values. If not, then the PPMs are creating a lot of justified resentment among physicians, particularly with any doctors who did not share in the proceeds from the original buyout.

Let us know which side of this debate your firsthand experience puts you by sending an email to:

                         specialists@firsthandfunds.com.

                                                         Semi-Annual Report | 12

Technology Leaders Fund
Performance & Portfolio Discussion
--------------------------------------------------------------------------------

The Technology Leaders Fund (TLF) returned 6.0% in the second quarter, outperforming the broad market indices (see performance summary table on page 2) as well as the Micropal and Lipper Science & Technology indices. On a year-to-date basis, the Fund is well ahead of the indices and has outperformed most other Science & Technology mutual funds.

Second quarter performance was driven by the Software and Networking sectors.

The accompanying pie chart shows the Fund's mid-year holdings by sector. At 49.1% the Semiconductor sector remains the Fund's largest group of holdings. Among our biggest positions are Vitesse, Altera and Texas Instruments.

Our investments in the Semiconductor Capital Equipment group have grown modestly, from 2.3% to 7.1%. We have added on weakness, but remain skeptical of a fast recovery for this group.

Relative Performance:
         TLF vs. Market Indices

[GRAPHIC OMITTED]

Hypothetical $10,000 Investment at Inception

                                TLF        DJIA        NASDAQ      S&P 500
                             $ 10,000    $ 10,000     $ 10,000     $ 10,000
12/10/97     12/30/97        $ 10,070    $ 9,836      $  9,695     $  9,955
01/01/98     01/31/98        $ 11,070    $ 9,837      $ 10,000     $ 10,065
02/01/98     02/28/98        $ 12,150    $ 10,660     $ 10,936     $ 10,791
03/01/98     03/31/98        $ 12,190    $ 10,991     $ 11,345     $ 11,344
04/01/98     04/30/98        $ 13,151    $ 11,326     $ 11,547     $ 11,458
05/01/98     05/31/98        $ 12,141    $ 11,148     $ 10,993     $ 11,261
06/01/98     06/30/98        $ 12,922    $ 11,227     $ 11,710     $ 11,718

Past performance is no guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
Fund Holdings by Sector*

[GRAPHIC OMITTED]

Cash                           12.7%
Semiconductors                 49.1%
Networking                      4.3%
Software                        5.9%
Semi. Cap. Equip.               7.1%
Comm. Equip.                   13.8%
Computers                       7.1%

* Based on percentage of net assets as of June 30, 1998 (cash number net of payables and receivables)

The Fund's weighting in Software expanded to 5.9%. This was our top performing group, led by Microsoft and SAP AG. Our single networking stock, Cisco, appreciated more than 34% and comprises 4.3% of the Fund's assets. The strong just keep getting stronger.

After a strong Q1, our Communications Equipment holdings were up only slightly during Q2. We held the same four stocks throughout the quarter. Growth in total assets caused this weighting to decline from 15.0% to 13.8%.

Our investments in the Computer sector were up slightly, but declined to 7.1% of net assets. Our two computer leaders remain Hewlett-Packard and IBM.

At 12.7%, the Fund's cash position is still unusually high. This should come down considerably in the months ahead, as market volatility offers good entry points for many of our favorite technology stocks.

Once again, it's still too early to read very much into this track record - but it is very encouraging.

                                                         Semi-Annual Report | 14

Technology Innovators Fund
Performance & Portfolio Discussion
--------------------------------------------------------------------------------

Just six weeks old, the Technology Innovators Fund (TIF) is off to a very good start. For the "stub" period (May 20 through June 30) the Fund is up 10.3%, well ahead of the market indices.

The top performers were CIENA, Inktomi and MMC Networks.

The accompanying pie chart shows the Fund's mid-year holdings. The Fund's 36.3% weighting in Semiconductor stocks reflects our optimism over the rapid innovation occurring in the silicon supplier base to the communications industry.

First Virtual Corporation is our sole Networking stock, and makes up 5.8% of the portfolio.

At  2.2%,  the  Semiconductor  Capital  Equipment  industry  is  represented  by
Integrated   Process   Equipment,   an  early  leader  in  Chemical   Mechanical
Planarization (CMP).

[GRAPHIC]

Firsthand

--------------------------------------------------------------------------------
Fund Holdings by Sector*

[GRAPHIC OMITTED]

Cash                           32.9%
Semiconductors                 36.3%
Networking                      5.8%
Semi. Cap. Equip.               2.2%
EDA                             3.8%
Comm. Equip.                   17.1%
Computers                       1.9%

* Based on percentage of net assets as of June 30, 1998 (cash number net of payables and receivables)

CMP is an essential next-generation technology for semiconductor manufacturing.

Aspec Technology, our only EDA stock, comprises 3.8% of the portfolio. Aspec is a pioneer in the commercialization of Silicon Intellectual Property (SIP), which allows chip designers to take a building block approach to complex designs.

Communications Equipment stocks make up 17.1% of the portfolio. Opportunities in this area include local loop upgrades, fiber-optic backbone technology and wireless infrastructure.

We have classified our position in Inktomi (an internet search engine company) as "Computer". It comprises 1.9% of the Fund.

The Fund is fairly cash heavy (32.9%), and holds just thirteen stocks. Clearly, we are still early in the shopping process. We expect that in the coming months this cash will be deployed in a steadily growing list of investments.

                                                         Semi-Annual Report | 16

[GRAPHIC]

Firsthand

                              Medical Perspective


                             Electronic Perspective


                             Semi-Annual Financials
                                 (as of 6/30/98)

                                                         Semi-Annual Report | 18

Medical Perspective
         Regarding Indices

In every quarter where performance did not match the major indices, shareholders have asked why. This time is no different. Shareholders who first invested in our funds about a year ago, after reading in the press of the Technology Value Fund's back to back annual returns of over 60% for 1995 and 1996, must be wondering why we have lagged the broad market indices lately.

The short answer is that we are not running an index fund. We try very hard not to buy stocks that are overvalued. If an index rises to a level that we feel is unwarranted, we will not be anxious to invest in the stocks that make up that index even if it means that our funds may underperform that index in the short term. In the long term, we feel our shareholders are better served by investing in stocks when they are relatively undervalued and selling them when they look overvalued.

We are not trying to time the market, because we don't think it is possible to do it consistently. Trying to predict when the market will move in our direction is like trying to take a picture of lightning. If you wait until you see the lightning to take the picture, you've already missed it. The only way to do it is to keep your shutter open during a storm and hope that lightning strikes within your camera's field of view.

Investing in stocks that are good values in an industry with strong long-term fundamentals is the best way to benefit over time, not just when "lightning strikes." Over the long term, the outlook for medical stocks continues to be very favorable.

/s/ Kendrick W. Kam

Kendrick W. Kam
Portfolio Manager
Technology Value Fund
Medical Specialist Fund

Firsthand

Electronic Perspective
         Value.Com?

We are often asked about the "Value" in the Technology Value Fund. Our belief is that we can invest in great companies at great prices by A) understanding them well, and B) knowing what to pay for them. The current rage over Internet stocks offers a good opportunity to illustrate this point.

QUESTION: HOW DO YOU VALUE AN INTERNET STOCK?

Most Internet stocks are trading at triple digit P/Es, if they are profitable at all. When stocks trade at such valuations, it is tempting to conclude that the normal rules no longer apply, that these stocks are somehow different and cannot be valued the way other stocks are. Not so.

Let's return to Investments  101, and remember one of the first concepts taught:
Stocks trade at a rational multiple to anticipated future earnings. Period. So when we see a stock trading at a P/E of 100+, our first observation should be something like "Gee, I guess the market expects this company to make a lot more money next year than it did last year."

Why? Because last year's numbers are history, and therefore irrelevant! A stock actually has many different P/Es, commonly referred to as trailing twelve month
(ttm), current year, out-year and so on. The commonly reported P/E is nearly always the trailing twelve month number, not because it is relevant, but because it is the most current hard number.

This is a basic investment paradox: Stock prices are based on the future, but the hard data comes from the past. (Not that historical data is worthless - it can be useful to look at where a company has been to understand where it could go.)

                                                         Semi-Annual Report | 20

For example, let's consider Yahoo, which recently traded at $100 after posting just $0.07 per share for the second quarter. What does that mean? If we can figure out what expectations are associated with that price, then we're a step closer to knowing whether or not we agree with the valuation.

Let's assume $100 is twenty times some future earnings per share (EPS). That means the market price implies the expectation of $5 in earnings per share for some future year, which means $1.25 EPS for some future quarter. This brings up a few questions:

HOW DO WE EXPECT THE COMPANY TO DRIVE THE BOTTOM LINE FROM $0.07 TO $1.25?

This question goes to the business basics - issues of growth potential and operating leverage. We may believe it's a great brand name with lots of loyal eyeballs, but we must be able to envision some future Yahoo which is capable of cashing in on these things.

HOW LONG WILL WE HAVE TO WAIT FOR THAT NUMBER?

Twenty times 2001 EPS may be  reasonable,  but is it a fair multiple for 2003 or
2004?   Great   investments  can  quickly  become  good,   then  average,   then
disappointing, when the returns are stretched out over a longer period.

WHAT COULD POSSIBLY GO WRONG WHILE WE ARE WAITING FOR THE RESULTS TO ARRIVE?

Exciting markets can often be exciting in the worst way, as new competitors enter in the middle of your five-year plan. The more interesting the business to investors, the more likely it will also be interesting to

Firsthand
new competitors. This is why we are hearing so much about Internet branding. If new competitors are an inevitability, then customer loyalty and switching costs must be built as quickly as possible.

SO IF FUTURE EARNINGS ARE WHAT REALLY MATTERS, HOW DO WE ESTIMATE THEM?

By focusing our research on current business trends. Each of these companies is sailing into uncharted waters, and though the rewards could be rich, they are also largely unknown. The only way to come close to the truth is to stay close to the business. That's where firsthand experience and observation are critical. It's in the everyday experience and observations of the people involved that we gain our insights into the promise and the pitfalls of the companies involved -- no amount of historical number crunching can give you vision.

/s/ Kevin M. Landis

Kevin M. Landis
Portfolio Manager
Technology Value Fund
Technology Leaders Fund
Technology Innovators Fund

                                                         Semi-Annual Report | 22

PORTFOLIO OF                                           THE TECHNOLOGY VALUE FUND
INVESTMENTS                                            JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                         Non-income
                                         producing  %    shares         value
--------------------------------------------------------------------------------
COMMON STOCKS                                     97.9%            $189,625,985
                                                                   ------------
  (Cost $213,076,351)

BIOTECHNOLOGY                                     12.1%              23,417,112
                                                                   ------------
--------------------------------------------------------------------------------
  Affymetrix, Inc.                            *          153,800      3,700,812
--------------------------------------------------------------------------------
  Centocor, Inc.                              *          206,000      7,467,500
--------------------------------------------------------------------------------
  Immunex Corp.                               *          130,000      8,612,500
--------------------------------------------------------------------------------
  Medco Research, Inc.                        *          142,600      3,636,300
--------------------------------------------------------------------------------

CARDIAC MEDICAL DEVICES                           17.8%              34,578,614
                                                                   ------------
--------------------------------------------------------------------------------
  Arterial Vascular Engineering, Inc.         *          165,650      5,921,988
--------------------------------------------------------------------------------
  Boston Scientific Corp.                     *           96,500      6,911,813
--------------------------------------------------------------------------------
  Cardima, Inc.                               *           43,300        127,194
--------------------------------------------------------------------------------
  CardioThoracic Systems, Inc.                *          560,000      2,835,000
--------------------------------------------------------------------------------
  Cardiovascular Dynamics, Inc. (1)           *          554,800      3,086,075
--------------------------------------------------------------------------------
  Endocardial Solutions, Inc. (1)             *          515,400      5,411,700
--------------------------------------------------------------------------------
  EndoSonics Corp.                            *          740,000      4,440,000
--------------------------------------------------------------------------------
  Guidant Corp.                                           75,000      5,348,438
--------------------------------------------------------------------------------
  Novoste Corp.                               *           22,500        496,406
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT                           1.8%               3,487,500
                                                                   ------------
--------------------------------------------------------------------------------
  PairGain Technologies, Inc.                 *          200,000      3,487,500
--------------------------------------------------------------------------------

ELECTRONIC DESIGN AUTOMATION                      10.1%              19,538,185
                                                                   ------------
--------------------------------------------------------------------------------
  Aspec Technology, Inc.                      *          571,000      3,711,500
--------------------------------------------------------------------------------
  Avant! Corp.                                *          639,462     15,826,685
--------------------------------------------------------------------------------

HEALTH SERVICES                                    5.8%              11,146,312
                                                                   ------------
--------------------------------------------------------------------------------
  HCIA, Inc.                                  *          460,000      5,922,500
--------------------------------------------------------------------------------
  Mariner Health Group, Inc.                  *          248,500      4,131,312
--------------------------------------------------------------------------------
  QuadraMed Corp.                             *           40,000      1,092,500
--------------------------------------------------------------------------------

NETWORKING                                         1.4%               2,709,938
                                                                   ------------
--------------------------------------------------------------------------------
  First Virtual Corp.                         *          223,500      2,709,938
--------------------------------------------------------------------------------

OB/GYN                                             0.6%               1,223,437
                                                                   ------------
--------------------------------------------------------------------------------
  Cytyc Corp.                                 *           75,000      1,223,437
--------------------------------------------------------------------------------
OTHER MEDICAL DEVICES                              0.1%                 217,375
                                                                   ------------
--------------------------------------------------------------------------------
  Medwave, Inc.                               *           23,500        217,375
--------------------------------------------------------------------------------

PERIPHERAL                                         0.3%                 546,050
                                                                   ------------
--------------------------------------------------------------------------------
  HMT Technology Corp.                        *           65,200        546,050
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

PORTFOLIO OF                                           THE TECHNOLOGY VALUE FUND
INVESTMENTS                                            JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                         Non-income
continued                                producing  %    shares         value
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT                            5.4%              10,527,500
                                                                   ------------
--------------------------------------------------------------------------------
  Applied Science & Technology, Inc.          *           97,500        780,000
--------------------------------------------------------------------------------
  Cymer, Inc.                                 *          260,000      4,192,500
--------------------------------------------------------------------------------
  Intergrated Process Equipment Corp.         *          470,000      5,287,500
--------------------------------------------------------------------------------
  Teradyne, Inc.                              *           10,000        267,500
--------------------------------------------------------------------------------

SEMICONDUCTORS                                    42.5%              82,233,962
                                                                   ------------
--------------------------------------------------------------------------------
  Adaptec, Inc.                               *          760,000     10,877,500
--------------------------------------------------------------------------------
  Applied Micro Circuits Corp.                *          626,500     16,210,687
--------------------------------------------------------------------------------
  Celeritek, Inc. (1)                         *          522,200      3,263,750
--------------------------------------------------------------------------------
  Level One Communications, Inc.              *          401,000      9,423,500
--------------------------------------------------------------------------------
  PMC-Sierra, Inc.                            *          415,000     19,453,125
--------------------------------------------------------------------------------
  Quality Semiconductor, Inc.                 *          237,800        564,775
--------------------------------------------------------------------------------
  TranSwitch Corp.                            *          533,500      7,335,625
--------------------------------------------------------------------------------
  TriQuint Semiconductor, Inc.                *          145,000      2,755,000
--------------------------------------------------------------------------------
  Vitesse Semiconductor Corp.                 *          400,000     12,350,000
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (2)                          3.1%               6,083,000
                                                                   ------------
  (Cost $6,083,000)
  Star Bank, 5.45%, dated 6/30/98, due 7/01/98,
  repurchase proceeds $6,083,921                       6,083,000      6,083,000

TOTAL INVESTMENTS & REPURCHASE AGREEMENTS         101.0%           $195,708,985
  (Cost $219,159,351)

LIABILTIES IN EXCESS OF OTHER ASSETS              (1.0%)             (2,040,608)
                                                                   ------------

NET ASSETS                                        100.0%           $193,668,377
                                                                   ============

(1)  Denotes affiliated issuer (Note 4)
(2)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.
--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                                                          Semi-Annual Report  24

PORTFOLIO OF                                            MEDICAL SPECIALISTS FUND
INVESTMENTS                                            JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                         Non-income
                                         producing  %    shares         value
--------------------------------------------------------------------------------
COMMON STOCKS                                    92.9%             $  3,084,712
                                                                   ------------
  (Cost $3,599,663)

BIOTECHNOLOGY                                    31.2%                1,035,250
                                                                   ------------
--------------------------------------------------------------------------------
  Affymetrix, Inc.                            *            2,000         48,125
--------------------------------------------------------------------------------
  Alteon, Inc.                                *           20,000         70,000
--------------------------------------------------------------------------------
  Amylin Pharmaceuticals, Inc.                *           20,000         75,625
--------------------------------------------------------------------------------
  Aurora Biosciences Corp.                    *           13,500         79,312
--------------------------------------------------------------------------------
  Cell Therapeutics, Inc.                     *           25,000         67,188
--------------------------------------------------------------------------------
  Centocor, Inc.                              *           12,000        435,000
--------------------------------------------------------------------------------
  Immunex Corp.                               *            2,000        132,500
--------------------------------------------------------------------------------
  Medco Research, Inc.                        *            5,000        127,500
--------------------------------------------------------------------------------

CARDIAC MEDICAL DEVICES                          49.5%                1,642,355
                                                                   ------------
--------------------------------------------------------------------------------
  Angeion Corp.                               *           10,000         21,250
--------------------------------------------------------------------------------
  Arterial Vascular Engineering, Inc.         *           14,750        527,312
--------------------------------------------------------------------------------
  Cardima, Inc.                               *            6,700         19,681
--------------------------------------------------------------------------------
  CardioThoracic Systems, Inc.                *           50,000        253,125
--------------------------------------------------------------------------------
  Endocardial Solutions, Inc.                 *           14,600        153,300
--------------------------------------------------------------------------------
  EndoSonics Corp.                            *           25,000        150,000
--------------------------------------------------------------------------------
  Guidant Corp.                                            2,000        142,625
--------------------------------------------------------------------------------
  Novoste Corp.                               *           17,000        375,062
--------------------------------------------------------------------------------

HEALTH SERVICES                                   5.1%                  171,238
                                                                   ------------
--------------------------------------------------------------------------------
  HCIA, Inc.                                  *           13,300        171,238
--------------------------------------------------------------------------------

OB/GYN                                            4.9%                  161,494
                                                                   ------------
--------------------------------------------------------------------------------
  Cytyc Corp.                                 *            9,900        161,494
--------------------------------------------------------------------------------

OTHER MEDICAL DEVICES                             2.2%                   74,375
                                                                   ------------
--------------------------------------------------------------------------------
  Cyberonics, Inc.                            *            7,000         74,375
--------------------------------------------------------------------------------

CASH EQUIVALENTS                                  3.3%                  110,163
                                                                   ------------
  (Cost $110,163)
--------------------------------------------------------------------------------
  Star Treasury Fund                                     110,163        110,163
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES                      96.2%                3,194,875
  (Cost $3,709,826)

OTHER ASSETS IN EXCESS OF LIABILTIES              3.8%                  124,223
                                                                   ------------

NET ASSETS                                       100.0%            $  3,319,098
                                                                   ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
Firsthand

PORTFOLIO OF                                             TECHNOLOGY LEADERS FUND
INVESTMENTS                                            JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                         Non-income
continued                                producing  %    shares         value
--------------------------------------------------------------------------------
COMMON STOCKS                                     87.3%            $ 16,696,752
                                                                   ------------
  (Cost $14,618,493)

COMMUNICATIONS EQUIPMENT                          13.8%               2,632,141
                                                                   ------------
--------------------------------------------------------------------------------
  Lucent Technologies, Inc.                               10,000        831,875
--------------------------------------------------------------------------------
  PairGain Technologies, Inc.                 *           45,750        797,766
--------------------------------------------------------------------------------
  Telefonaktiebolaget LM Ericsson - ADR                   10,000        286,250
--------------------------------------------------------------------------------
  Tellabs, Inc.                               *           10,000        716,250
--------------------------------------------------------------------------------

COMPUTERS                                          7.1%               1,352,437
                                                                   ------------
--------------------------------------------------------------------------------
  Hewlett-Packard Co.                                     13,000        778,375
--------------------------------------------------------------------------------
  International Business Machines Corp.                    5,000        574,062
--------------------------------------------------------------------------------

NETWORKING                                         4.3%                 828,563
                                                                   ------------
--------------------------------------------------------------------------------
  Cisco Systems, Inc.                         *            9,000        828,563
--------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT                            7.1%               1,365,125
                                                                   ------------
--------------------------------------------------------------------------------
  Applied Materials, Inc.                     *           15,000        442,500
--------------------------------------------------------------------------------
  KLA-Tencor Corp.                            *           14,000        387,625
--------------------------------------------------------------------------------
  Teradyne, Inc.                              *           20,000        535,000
--------------------------------------------------------------------------------

SEMICONDUCTORS                                    49.1%               9,387,375
                                                                   ------------
--------------------------------------------------------------------------------
  Altera Corp.                                *           60,000      1,773,750
--------------------------------------------------------------------------------
  Intel Corp.                                             20,000      1,482,500
--------------------------------------------------------------------------------
  Level One Communications, Inc.              *           26,750        628,625
--------------------------------------------------------------------------------
  PMC-Sierra, Inc.                            *           30,000      1,406,250
--------------------------------------------------------------------------------
  Texas Instruments, Inc.                                 30,000      1,749,375
--------------------------------------------------------------------------------
  Vitesse Semiconductor Corp.                 *           65,000      2,006,875
--------------------------------------------------------------------------------
  Xilinx, Inc.                                *           10,000        340,000
--------------------------------------------------------------------------------

SOFTWARE                                           5.9%               1,131,111
                                                                   ------------
--------------------------------------------------------------------------------
  Microsoft Corp.                             *            4,000        433,500
--------------------------------------------------------------------------------
  Oracle Corp.                                *           10,000        245,625
--------------------------------------------------------------------------------
  SAP AG - ADR                                *            2,000        451,986
--------------------------------------------------------------------------------

CASH EQUIVALENTS                                  23.8%               4,541,653
                                                                   ------------
  (Cost $4,541,653)
--------------------------------------------------------------------------------
  Star Treasury Fund                                    4,541,653     4,541,653
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES                       111.1%             21,238,405
              (Cost $19,160,146)

LIABILTIES IN EXCESS OF OTHER ASSETS              (11.1%)            (2,123,976)
                                                                   ------------

NET ASSETS                                        100.0%           $ 19,114,429
                                                                   ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                                                          Semi-Annual Report  26

PORTFOLIO OF                                          TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                            JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                         Non-income
                                         producing  %    shares         value
--------------------------------------------------------------------------------
COMMON STOCKS                                     67.1%            $    696,219
                                                                   ------------
  (Cost $648,250)

COMMUNICATIONS EQUIPMENT                          17.1%                 177,219
                                                                   ------------
--------------------------------------------------------------------------------
  Advanced Fibre Communications, Inc.         *            2,000   $     80,125
--------------------------------------------------------------------------------
  CIENA Corp.                                 *            1,000         69,625
--------------------------------------------------------------------------------
  P-Com, Inc.                                 *            3,000         27,469
--------------------------------------------------------------------------------

COMPUTERS                                          1.9%                  19,875
                                                                   ------------
--------------------------------------------------------------------------------
  Inktomi Corp.                               *              500         19,875
--------------------------------------------------------------------------------

ELECTRONIC DESIGN AUTOMATION                       3.8%                  39,000
                                                                   ------------
--------------------------------------------------------------------------------
  Aspec Technology, Inc.                      *            6,000         39,000
--------------------------------------------------------------------------------

NETWORKING                                         5.8%                  60,625
                                                                   ------------
--------------------------------------------------------------------------------
  First Virtual Corp.                         *            5,000         60,625
--------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT                            2.2%                  22,500
                                                                   ------------
--------------------------------------------------------------------------------
  Integrated Process Equipment Corp.          *            2,000         22,500
--------------------------------------------------------------------------------

SEMICONDUCTORS                                    36.3%                 377,000
                                                                   ------------
--------------------------------------------------------------------------------
  Applied Micro Circuits Corp.                *            6,000        155,250
--------------------------------------------------------------------------------
  Celeritek, Inc.                             *            2,000         12,500
--------------------------------------------------------------------------------
  Elantec Semiconductor, Inc.                 *            2,000         11,250
--------------------------------------------------------------------------------
  Galileo Technology Ltd.                     *            2,000         27,000
--------------------------------------------------------------------------------
  MMC Networks, Inc.                          *            4,000        127,500
--------------------------------------------------------------------------------
  RF Micro Devices, Inc.                      *            4,000         43,500
--------------------------------------------------------------------------------

CASH EQUIVALENTS                                  42.3%                 438,975
                                                                   ------------
  (Cost $438,975)
--------------------------------------------------------------------------------
  Star Treasury Fund                                     438,975        438,975
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES                       109.4%              1,135,194
                 (Cost $1,087,225)

LIABILTIES IN EXCESS OF OTHER ASSETS              (9.4%)                (97,146)
                                                                   ------------

NET ASSETS                                        100.0%           $  1,038,048
                                                                   ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

Firsthand

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                              JUNE 30, 1998 (UNAUDITED)
===================================================    ================================================================
                                                        TECHNOLOGY         MEDICAL        TECHNOLOGY       TECHNOLOGY
                                                           VALUE         SPECIALISTS        LEADERS        INNOVATORS
                                                           FUND             FUND              FUND            FUND
===================================================    ================================================================
ASSETS
Investment securities:
   At acquisition cost                                 $ 213,076,351    $   3,709,826    $  19,160,146    $   1,087,225
                                                       ================================================================
   At market value (Note 1)                            $ 189,625,985    $   3,194,875    $  21,238,405    $   1,135,194
Investments in repurchase agreements (Note 1)              6,083,000               --               --               --
Interest and dividends receivable                                926              640            1,742               60
Receivable for capital shares sold                            92,776            8,510           96,710           15,000
Receivable for securities sold                               489,984          183,843               --               --
Other assets                                                   9,945            1,367               --               --
                                                       ----------------------------------------------------------------
   TOTAL ASSETS                                          196,302,616        3,389,235       21,336,857        1,150,254
                                                       ----------------------------------------------------------------

LIABILITIES
Payable for capital shares redeemed                        1,031,263              280           14,782               20
Payable for securities purchased                           1,600,112           69,841        2,206,955          108,246
Other accrued expenses and liabilities                         2,864               16              691            3,940
                                                       ----------------------------------------------------------------
   TOTAL LIABILITIES                                       2,634,239           70,137        2,222,428          112,206
                                                       ----------------------------------------------------------------

NET ASSETS                                             $ 193,668,377    $   3,319,098    $  19,114,429    $   1,038,048
                                                       ================================================================

Net assets consist of:
Paid-in capital                                        $ 214,017,894    $   3,960,327    $  16,826,308    $     959,534
Undistributed net investment income (loss)                (1,919,874)         (18,468)         (43,686)             438
Accumulated net realized gains (losses)
   from security transactions                              5,020,723         (107,810)         253,548           30,107
Net unrealized appreciation (depreciation)
   on investments                                        (23,450,366)        (514,951)       2,078,259           47,969
                                                       ----------------------------------------------------------------
Net assets                                             $ 193,668,377    $   3,319,098    $  19,114,429    $   1,038,048
                                                       ================================================================

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)              6,785,124          388,701        1,479,379           94,149
                                                       ================================================================

Net asset value, offering price and redemption
   price per share (Note 1)                            $       28.54    $        8.54    $       12.92    $       11.03
                                                       ================================================================

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                                                          Semi-Annual Report  28

STATEMENTS OF OPERATIONS
                                                      For the Six Months Ended June 30, 1998(A) (unaudited)
===========================================    ============================================================
                                                TECHNOLOGY       MEDICAL        TECHNOLOGY      TECHNOLOGY
                                                   VALUE       SPECIALISTS       LEADERS        INNOVATORS
                                                   FUND            FUND            FUND            FUND
===========================================    ============================================================
INVESTMENT INCOME
   Interest                                    $    123,130    $     14,610    $     70,812    $      1,843
   Dividends                                         17,628              25           7,832              --
                                               ------------------------------------------------------------
   TOTAL INVESTMENT INCOME                          140,758          14,635          78,644           1,843
                                               ------------------------------------------------------------

EXPENSES
   Investment advisory fees (Note 3)              1,588,162          26,661          95,836           1,081
   Administrative fees (Note 3)                     472,470           7,999          28,751             324
                                               ------------------------------------------------------------
      TOTAL EXPENSES                              2,060,632          34,660         124,587           1,405
                                               ------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                     (1,919,874)        (20,025)        (45,943)            438
                                               ------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses) from security      8,068,601        (107,810)        253,548          30,107
      transactions
   Net change in unrealized appreciation
      (depreciation) on investments              12,617,037        (550,714)      2,055,289          47,969
                                               ------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS                                20,685,638        (658,524)      2,308,837          78,076
                                               ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS                                  $ 18,765,764    $   (678,549)   $  2,262,894    $     78,514
                                               ============================================================


(A) Except for the Technology Innovators Fund which represents the period from the commencement of operations (May 20, 1998) through June 30, 1998.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

Firsthand

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 1998 and December 31, 1997
=======================================================     ================================================================
                                                                TECHNOLOGY VALUE FUND            MEDICAL SPECIALISTS FUND
                                                                ---------------------            ------------------------
                                                             SIX MONTHS                         SIX MONTHS
                                                                ENDED             YEAR            ENDED           PERIOD
                                                               6/30/98            ENDED          6/30/98           ENDED
                                                             (UNAUDITED)        12/31/97       (UNAUDITED)      12/31/97(A)
=======================================================     ================================================================
FROM OPERATIONS:
   Net investment income (loss)                             $  (1,919,874)   $  (1,927,303)   $     (20,025)   $       1,557
   Net realized gains (losses) from security transactions       8,068,601       14,064,022         (107,810)              --
   Net change in unrealized appreciation
      (depreciation) on investments                            12,617,037      (38,292,641)        (550,714)          35,763
                                                            ----------------------------------------------------------------
Net increase (decrease) in net assets from operations          18,765,764      (26,155,922)        (678,549)          37,320
                                                            ----------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains                                             --      (12,334,200)              --               --
   In excess of net realized gains                                     --       (3,047,878)              --               --
                                                            ----------------------------------------------------------------

Decrease in net assets from distributions to shareholders              --      (15,382,078)              --               --
                                                            ----------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                   71,517,060      335,357,889        3,639,798        2,350,090
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                    --       13,072,987               --               --
   Payments for shares redeemed                               (90,987,990)    (147,623,435)      (2,004,361)         (25,200)
                                                            ----------------------------------------------------------------
Net increase (decrease) in net assets from capital share
   transactions                                               (19,470,930)     200,807,441        1,635,437        2,324,890
                                                            ----------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                          (705,166)     159,269,441          956,888        2,362,210
                                                            ----------------------------------------------------------------
NET ASSETS:
   Beginning of period                                        194,373,543       35,104,102        2,362,210               --
                                                            ----------------------------------------------------------------
   End of period                                            $ 193,668,377    $ 194,373,543    $   3,319,098    $   2,362,210
                                                            ================================================================

UNDISTRIBUTED NET INVESTMENT INCOME                         $  (1,919,874)   $          --    $     (18,468)   $       1,557
                                                            ================================================================
Capital Share Activity:
   Shares sold                                                  2,493,990       10,437,757          360,372          235,882
   Shares issued in reinvestment of distributions
      to shareholders                                                  --          517,449               --               --
   Shares redeemed                                             (3,167,833)      (4,812,871)        (204,984)          (2,569)
                                                            ----------------------------------------------------------------
   Net increase (decrease) in shares outstanding                 (673,843)       6,142,335          155,388          233,313
   Shares outstanding, beginning of period                      7,458,967        1,316,632          233,313               --
                                                            ----------------------------------------------------------------
   Shares outstanding, end of period                            6,785,124        7,458,967          388,701          233,313
                                                            ================================================================

(A) Represents the period from the commencement of operaitons (December 10, 1997) through December 31, 1997.

                                                         Semi-Annual Report | 30

=======================================================     ===============================================
                                                                                               INNOVATORS
                                                                                               TECHNOLOGY
                                                               LEADERS TECHNOLOGY FUND            FUND

                                                             SIX MONTHS                          PERIOD
                                                                ENDED           PERIOD            ENDED
                                                               6/30/98           ENDED          6/30/98(B)
                                                             (UNAUDITED)      12/31/97(A)      (UNAUDITED)
=======================================================     ===============================================
FROM OPERATIONS:
   Net investment income (loss)                             $     (45,943)   $       2,257    $         438
   Net realized gains (losses) from security transactions         253,548               --           30,107
   Net change in unrealized appreciation
      (depreciation) on investments                             2,055,289           22,970           47,969
                                                            -----------------------------------------------
Net increase (decrease) in net assets from operations           2,262,894           25,227           78,514
                                                            -----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains                                             --               --               --
   In excess of net realized gains                                     --               --               --
                                                            -----------------------------------------------
                                                                       --               --               --

Decrease in net assets from distributions to shareholders              --               --               --
                                                            -----------------------------------------------
                                                                       --               --               --
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                   17,885,761        3,716,034          961,521
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                    --               --               --
   Payments for shares redeemed                                (4,615,056)        (160,431)          (1,987)
                                                            -----------------------------------------------
Net increase (decrease) in net assets from capital share
   transactions                                                13,270,705        3,555,603          959,534
                                                            -----------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                        15,533,599        3,580,830        1,038,048
                                                            -----------------------------------------------
NET ASSETS:
   Beginning of period                                          3,580,830               --               --
                                                            -----------------------------------------------
   End of period                                            $  19,114,429    $   3,580,830    $   1,038,048
                                                            ===============================================

UNDISTRIBUTED NET INVESTMENT INCOME                         $     (43,686)   $       2,257    $         438
                                                            ===============================================
Capital Share Activity:
   Shares sold                                                  1,502,614          371,478           94,348
   Shares issued in reinvestment of distributions
      to shareholders                                                  --               --               --
   Shares redeemed                                               (378,667)         (16,046)            (199)
                                                            -----------------------------------------------
   Net increase (decrease) in shares outstanding                1,123,947          355,432           94,149
   Shares outstanding, beginning of period                        355,432               --               --
                                                            -----------------------------------------------
   Shares outstanding, end of period                            1,479,379          355,432           94,149
                                                            ===============================================

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B) Represents the period from the commencement of operations (May 20, 1998) through June 30, 1998.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

Firsthand

FINANCIAL HIGHLIGHTS - TECHNOLOGY VALUE FUND

                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================     =============================================================
                                                        Six Months
                                                           Ended        Year         Year         Year        Period
                                                          6/30/98       Ended        Ended        Ended        Ended
                                                        (Unaudited)   12/31/97     12/31/96     12/31/95    12/31/94(A)
====================================================     =============================================================
Net asset value at beginning of period                   $   26.06    $   26.66    $   18.44    $   11.70    $   10.00
                                                         -------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                              (0.28)       (0.26)       (0.08)       (0.14)       (0.03)
   Net realized and unrealized gains (losses)
      on investments                                          2.76         1.90        11.20         7.28         2.56
                                                         -------------------------------------------------------------
Total from investment operations                              2.48         1.64        11.12         7.14         2.53
                                                         -------------------------------------------------------------
Less distributions:
   Distributions from net realized gains                        --        (1.80)       (2.90)       (0.40)       (0.83)
   Distributions in excess of net realized gains                --        (0.44)          --           --           --
                                                         -------------------------------------------------------------
Total distributions                                             --        (2.24)       (2.90)       (0.40)       (0.83)
                                                         -------------------------------------------------------------

Net asset value at end of period                         $   28.54    $   26.06    $   26.66    $   18.44    $   11.70
                                                         =============================================================

Total return                                                  9.52%(B)     6.46%       60.55%       61.17%       25.30%(B)
                                                         =============================================================

Net assets at end of period (millions)                   $   193.7    $   194.4    $    35.1    $     2.7    $     0.2
                                                         =============================================================

Ratio of expenses to average net assets                       1.95%(C)     1.93%        1.81%        1.98%        1.96%(C)

Ratio of net investment loss to average net assets           (1.81%)(C)  (1.43%)      (0.55%)      (1.45%)       (1.29%)(C)

Portfolio turnover rate                                         80%         101%          43%          45%          56%

Average commission paid per investment security traded   $  0.0343    $  0.0330    $  0.0426          N/A          N/A

(A) Represents the period from the commencement of operations (May 20, 1994) through December 31, 1994.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 32

FINANCIAL HIGHLIGHTS - MEDICAL SPECIALISTS FUND
     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================     ========================
                                                             Six Months
                                                               Ended           Period
                                                              6/30/98           Ended
                                                            (Unaudited)      12/31/97(A)
=========================================================     ========================
Net asset value at beginning of period                        $  10.12        $  10.00
                                                              ------------------------
Income from investment operations:
   Net investment income (loss)                                  (0.05)           0.01
   Net realized and unrealized gains (losses)
       on investments                                            (1.53)           0.11
                                                              ------------------------
Total from investment operations                                 (1.58)           0.12
                                                              ------------------------
Less distributions:
   Dividends from net investment income                             --              --
   Distributions from net realized gains                            --              --
                                                              ------------------------
Total distributions                                                 --              --
                                                              ------------------------

Net asset value at end of period                              $   8.54        $  10.12
                                                              ========================

Total return                                                    (15.61)%(B)       1.20%(B)
                                                              ========================

Net assets at end of period (millions)                        $    3.3        $    2.4
                                                              ========================

Ratio of expenses to average net assets                           1.95%(C)        1.81%(C)

Ratio of net investment income (loss) to average net assets      (1.12%)(C)       1.75%(C)

Portfolio turnover rate                                             71%              0%

Average commission paid per investment security traded        $ 0.0304        $ 0.0266

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

Firsthand

FINANCIAL HIGHLIGHTS - TECHNOLOGY LEADERS FUND

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================     ========================
                                                              Six Months
                                                                Ended          Period
                                                               6/30/98          Ended
                                                             (Unaudited)     12/31/97(A)
=========================================================     ========================
Net asset value at beginning of period                        $  10.07        $  10.00
                                                              ------------------------
Income from investment operations:
    Net investment income (loss)                                 (0.04)           0.01
    Net realized and unrealized gains (losses)
       on investments                                             2.89            0.06
                                                              ------------------------
Total from investment operations                                  2.85            0.07
                                                              ------------------------
Less distributions:
    Dividends from net investment income                            --              --
    Distributions from net realized gains                           --              --
                                                              ------------------------
Total distributions                                                 --              --
                                                              ------------------------

Net asset value at end of period                              $  12.92        $  10.07
                                                              ========================

Total return                                                     28.30(B)         0.70(B)
                                                              ========================

Net assets at end of period (millions)                        $   19.1        $    3.6
                                                              ========================

Ratio of expenses to average net assets                           1.94%(C)        1.80%(C)

Ratio of net investment income (loss) to average net assets      (0.71%)(C)       1.77%(C)

Portfolio turnover rate                                             81%              0%

Average commission paid per investment security traded        $ 0.0380        $ 0.0300

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 34

FINANCIAL HIGHLIGHTS - TECHNOLOGY INNOVATORS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
==============================================================     ===========
                                                                     Period
                                                                      Ended
                                                                    6/30/98(A)
                                                                   (Unaudited)
==============================================================     ===========
Net asset value at beginning of period                              $  10.00
                                                                    --------
Income from investment operations:
   Net investment income (loss)                                           --
   Net realized and unrealized gains (losses)                             --
       on investments                                                   1.03
                                                                    --------
Total from investment operations                                        1.03
                                                                    --------
Less distributions:
   Dividends from net investment income                                   --
   Distributions from net realized gains                                  --
                                                                    --------
Total distributions                                                       --
                                                                    --------
Net asset value at end of period                                    $  11.03
                                                                    ========

Total return                                                           10.30%(B)
                                                                    ========

Net assets at end of period (millions)                              $    1.0
                                                                    ========

Ratio of expenses to average net assets                                 1.88%(C)

Ratio of net investment income to average net assets                    0.58%(C)

Portfolio turnover rate                                                   25%

Average commission paid per investment security traded              $ 0.0300

(A) Represents the period from the commencement of operations (May 20, 1998) through June 30, 1998.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

Firsthand

NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Technology Value Fund, the Medical Specialists Fund, the Technology Leaders Fund and the Technology Innovators Fund (the Funds) are each a non-diversified series of Firsthand Funds (formerly Interactive Investments) (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Delaware business trust on November 8, 1993. The Technology Value Fund commenced operations on May 20, 1994. The public offering of shares of the Technology Value Fund commenced on January 3, 1995. The public offering of shares of the Medical Specialists Fund and the Technology Leaders Fund commenced on December 10, 1997. The public offering of shares of the Technology Innovators Fund commenced on May 20, 1998.

Each Fund's investment objective is long-term capital appreciation.

The Technology Value Fund seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which Interactive Research Advisers, Inc. (the Adviser) considers to be undervalued and have potential for capital appreciation.

The Medical Specialists Fund seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology fields which the Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

The Technology Leaders Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to have the strongest competitive position.

The Technology Innovators Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to be best positioned to introduce successful new products.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

                                                          Semi-Annual Report  36

                                                       JUNE 30, 1998 (UNAUDITED)
================================================================================

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon Federal income tax cost of portfolio investments (excluding repurchase agreements) as of June 30, 1998.

                                   TECHNOLOGY        MEDICAL         TECHNOLOGY       TECHNOLOGY
                                   VALUE FUND    SPECIALISTS FUND   LEADERS FUND   INNOVATORS FUND

Gross unrealized appreciation    $  22,078,097    $     157,823    $   2,505,338    $     104,059
Gross unrealized depreciation      (46,326,746)        (672,774)        (427,079)         (56,090)
                                 ----------------------------------------------------------------
Net unrealized
   appreciation (depreciation)   $ (24,248,649)   $    (514,951)   $   2,078,259    $      47,969
                                 ================================================================
Federal income tax cost          $ 213,874,634    $   3,709,826    $  19,160,146    $   1,087,225
                                 ================================================================

Firsthand

                                                       JUNE 30, 1998 (UNAUDITED)
================================================================================

The Technology Value Fund realized net capital losses of $2,167,536 during the period from November 1, 1997 through December 31, 1997, which are treated for federal income tax purposes as arising in the tax year ending December 31, 1998.

2.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the periods ended June 30, 1998.

                                        TECHNOLOGY        MEDICAL          TECHNOLOGY       TECHNOLOGY
                                        VALUE FUND    SPECIALISTS FUND    LEADERS FUND    INNOVATORS FUND

Purchases of investment securities     $167,957,573     $4,793,601        $21,129,778        $733,080
                                       ==============================================================
Proceeds from sales and maturities
   of investment securities            $190,355,080     $2,015,278        $ 8,519,170        $114,936
                                       ==============================================================

3.   TRANSACTIONS WITH RELATED PARTIES

Certain trustees and officers of the Trust are also officers of the Adviser, or of Countrywide Fund Services, Inc., the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc., which provides distribution services to the Funds under the terms of an Underwriting Agreement.

INVESTMENT ADVISORY AGREEMENT

Each Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (ii) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and
(iii) expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from each Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. No fee waivers were required for the periods ended June 30, 1998.

                                                         Semi-Annual Report | 38

                                                       JUNE 30, 1998 (UNAUDITED)
================================================================================

ADMINISTRATION AGREEMENT

The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to each Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under  the  Administration   Agreement,  the  Adviser  is  responsible  for  the
equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of each Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of 0.45% of each Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Adviser has retained Countrywide Fund Services, Inc. (the Transfer Agent) to serve as each Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to each Fund, and to assist the Adviser in providing executive, administrative and regulatory services to each Fund. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Adviser (not the Funds) pays the Transfer Agent's fees for these services.

4.   INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Technology Value Fund `s investments in affiliates for the six months ended June 30, 1998 is as follows:

                                                   Share Activity
                                  --------------------------------------------                  Market
                                  Balance                             Balance      Realized     Value     Acquisition
Affiliate                         12/31/97    Purchases     Sales     06/30/98       Loss      06/30/98       Cost
---------------------------------------------------------------------------------------------------------------------
Cardiovascular Dynamics, Inc.      554,800           --        --      554,800           --   $3,086,075   $4,912,292
Celeritek, Inc.                         --      524,200     2,000      522,200     $  8,750    3,263,750    6,035,926
Endocardial Solutions, Inc.        515,400           --        --      515,400           --    5,411,700    5,821,711

Firsthand

                                     [LOGO] Firsthand

This report, and the financial statements contained in the report are provided for the general information of the shareholders of the Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our website at www.firsthandfunds, com or call 888.884.2675 for a free prospectus.

Please read it carefully before you invest or send money.

                                     [LOGO]

FIRSTHAND FUNDS
101 Park Center Plaza
Suite 1300
San Jose, CA  95113

BOARD OF TRUSTEES
Kevin M. Landis, Chairman
Kendrick W. Kam
Michael T. Lynch
Mark K. Toguchi

OFFICERS
Kevin M. Landis, President
Kendrick W. Kam, Secretary
Yakoub N. Billawala, Treasurer

INVESTMENT ADVISER
Interactive Research Advisers, Inc.
101 Park Center Plaza
Suite 1300
San Jose, CA  95113

TRANSFER AGENT/ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201
(Toll-Free) 1-888-884-2675

DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202

WEBSITE
www.firsthandfunds.com

Firsthand